UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 5, 2021
Date of Report (date of earliest event reported)
COPART, INC.
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
(Address of principal executive offices, including zip code)
(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements with Certain Officers

On March 5, 2021, the Compensation Committee of our Board of Directors (the "Committee") approved a new Executive Incentive Compensation Plan (the "Plan"), replacing the Copart, Inc. Executive Bonus Plan (the existing annual cash bonus plan for executive officers), to enhance the ability of the Committee to design cash incentive compensation for Copart's executive officers in alignment with Copart's strategic objectives. All of Copart's executive officers and other key employees are generally eligible to participate in the Plan. However, as described in our 2020 proxy statement, apart from his $1 per year annual salary and certain perquisites approved by the Committee, Copart's chief executive officer, A. Jayson Adair, is not eligible for any additional compensation until June 2022.

Under the Plan, the Committee expects to establish, on an annual basis, the performance criteria as set forth in the Plan, and the relative weightings thereof, applicable to each executive officer's bonus opportunity. The performance criteria and goals can also include individual performance metrics. The Committee will establish each executive officer's target bonus opportunity and following completion of each bonus period, the Committee will assess the performance of the business relative to these criteria, as well as the executive's performance relative to his or her specific objectives, and determine the cash bonus payment for each executive officer.

The Committee believes that the Plan enables the Committee to establish objective performance criteria that align with Copart's strategic objectives and shareholder interests.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan's actual terms. The Plan is filed as an exhibit hereto and incorporated into this 8-K by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Copart Executive Incentive Bonus Plan (filed herewith)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     March 11, 2021                 COPART, INC.

By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President, General Counsel, & Secretary